UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 1, 2008


                         ALTERNATE ENERGY HOLDINGS, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                    000-53451              20-5689191
  ----------------------------    ------------------     ---------------------
  (State or other jurisdiction     (Commission File          (IRS Employer
       of incorporation)                Number)          Identification Number)


              911 E. WINDING CREEK DR., SUITE 150, EAGLE, ID 83616
      -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 939-9311
                             ----------------------
               Registrant's telephone number, including area code


            --------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.



On December 1, 2008, Alternate Energy Holdings, Inc. accepted the resignation of Mr. James M. Taylor from the Board of the Directors and subsequently appointed him a Board Advisor.

On December 3, 2008, Alternate Energy Holdings, Inc. appointed Mr. Rick J. Bucci as its Vice President along with his current position of Chief Financial Officer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Date: December 8, 2008



                           ALTERNATE ENERGY HOLDINGS, INC.



                           By:/s/Donald L. Gillispie
                              --------------------------------------------------
                           Donald L. Gillispie, President, Chief Executive Officer and Chief Operating Officer




















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